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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):               October 21, 1996
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                            1-11011                  86-0695381
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(State or Other Jurisdiction              (Commission           (I.R.S. Employer
       of Incorporation)                  File Number)       Identification No.)




1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.

         The FINOVA Group Inc today announced the definitive agreement, by its wholly-owned subsidiary, FINOVA Capital Corporation, to sell its Manufacturing & Dealer Services business to Green Tree Financial Corporation (NYSE: GNT).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                       Exhibits                         Title
                       --------                         -----
                          28 Press Release of The FINOVA Group Inc. dated October 21, 1996




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              THE FINOVA GROUP INC.

                                  (Registrant)




Dated: October 21, 1996           By        /s/ Bruno A. Marszowski
                                    --------------------------------------------
                                    Bruno A. Marszowski, Senior Vice President,
                                    Chief Financial Officer and Controller
                                    Principal Financial and Accounting
                                    Officer/Authorized Officer




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